[Logo]M F S(R)
INVESTMENT MANAGEMENT
75 YEARS
  WE INVENTED THE MUTUAL FUND(R)

                              [Graphic Omitted]

                    MFS(R) MUNICIPAL
                    INCOME FUND
                    ANNUAL REPORT o MARCH 31, 1999



           ----------------------------------------------------------
              DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 35)
           ----------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 31
MFS' Year 2000 Readiness Disclosure ....................................... 33
Trustees and Officers ..................................................... 37


       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKED THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.
       IMAGINE TODAY'S WORLD WITHOUT MUTUAL          MFS 75 YEARS
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF         [GRAPHIC OMITTED]
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF     EXPERIENCE THE FUTURE(SM)
       INVESTORS INTO THE FUTURE.


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,

Since we launched Massachusetts Investors Trust, the nation's first mutual fund, 75 years ago, MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution -- even when market conditions appear quite favorable.

Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should keep in mind that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and do not necessarily indicate future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    April 16, 1999

MANAGEMENT REVIEW AND OUTLOOK

  [Photo of John P. Kihn]
       John P. Kihn

For the 12 months ended March 31, 1999, Class A shares of the Fund provided a total return of 5.16%, Class B shares 4.38%, and Class C shares 4.37%. These returns include the reinvestment of distributions but exclude the effects of any sales charges and compare to a 6.27% return over the same period for the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of national municipal bond investments rated "Baa" or higher, and to a 4.87% return for the average general municipal debt fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance.

Q. WHAT ARE SOME FACTORS THAT HAVE CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The biggest factor helping performance was our moving the Fund's average maturity toward the middle of the intermediate-term range, which is 10 to 20 years. While prices of shorter-maturity bonds are less volatile when interest rates change, their yields generally are too low to be attractive. Conversely, while longer-maturity bonds have higher yields, their prices are more volatile when interest rates change. Our new strategy has provided a somewhat higher -- and, we believe, more sustainable -- yield.

Q. COULD YOU TELL US A LITTLE MORE ABOUT THE STRATEGY OF THE FUND?

A. We feel this Fund offers a competitive income from bonds whose credit ratings are, on average, somewhere between those of high-grade, national tax-free funds and high-yield, national tax-free funds. Therefore, the Fund should have less exposure to interest rate changes than a high-grade fund and less credit risk than a high-yield fund. We try to sustain income over time, and we think the way to do that is through responsible, conservative credit risk and maintaining an average maturity that is neither too long nor too short.

Q. IS IT HARDER OR EASIER TO SUSTAIN YIELD IN THE CURRENT LOW-INTEREST-RATE ENVIRONMENT?

A. It's harder because generally interest rates have come down over the past five to 10 years. When rates decline, issuers redeem outstanding bonds before maturity in order to borrow at lower rates. As bonds have been called, we have had to reinvest the money at lower yields. However, that's true of all bond funds, particularly municipal bond funds.

Q. WHAT CAN YOU TELL US ABOUT THE CREDIT QUALITY OF THE FUND?

A. The Fund has concentrated on higher-rated bonds even though some lower- rated securities have done reasonably well because of the strong economy. Performance benefited from our strategy of avoiding issuers whose credit ratings have been downgraded while still having some exposure to the higher yield that comes from taking on limited credit risk.

Q. WHAT HAS THE MUNICIPAL MARKET BEEN LIKE OVER THE PAST YEAR OR SO?

A. In contrast to other fixed-income markets, the municipal market has been extraordinarily well behaved. Prices and yields have traded in a narrow range, with the average return around 5%.

Q. WHY IS THAT?

A. One reason is stable interest rates but another, more important, reason is the financial condition of state and local governments. For several months in a row, we saw more municipal bonds upgraded than downgraded by credit- rating agencies. The economy is strong, people have jobs, and they're buying houses and paying taxes. Also, even though local and state governments have good revenue coming in, they haven't increased their spending very much. In the past, when times were good, governments tended to spend a lot more. But, in this economic cycle, they have been much more conservative. As a result, most, if not all, of the states are either running surpluses or have been able to cut taxes while keeping strong credit ratings.

Q. ARE THERE SOME SECTORS YOU LIKE BETTER THAN OTHERS?

A. We have preferred bonds used to fund essential services, such as water and sewer systems, over those used to fund nonessential services, such as stadiums. You don't have to go to a baseball or a football game, but people must have water and sewers. As new housing is built, new water and sewer lines, as well as streets and roads, are needed. These services are paid for by taxes.

Q. ARE YOU CAUTIOUS ON ANY ISSUERS?

A. Health care could be a problem. Rules regarding Medicare reimbursement for hospitals and other health care providers are tightening, so we think these providers will be under tremendous financial pressure for at least the next year. Therefore, we're looking for health care facilities with the strongest balance sheets.

Q. ARE THERE ANY PARTICULAR PARTS OF THE COUNTRY YOU'RE FOCUSING ON NOW?

A. We have had concerns about areas of the country, such as farm regions, which depend on sales of commodities to some overseas markets, particularly Asia. If a farm community is totally dependent on soybeans, that community could have financial problems if soybean prices go down or worldwide demand is reduced. But Asia's problems seems to be getting better, so we're carefully moving back into some of those domestic regions.

/s/ John P. Kihn

    John P. Kihn
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective May 1, Christopher J. Mier becomes portfolio manager of the Fund, succeeding John P. Kihn.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

JOHN P. KIHN IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) MUNICIPAL INCOME FUND AND MFS(R) MUNICIPAL LIMITED MATURITY FUND. HE IS ALSO A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS.

MR. KIHN JOINED MFS AS A QUANTITATIVE ANALYST IN 1997 AND WAS NAMED PORTFOLIO MANAGER LATER THAT YEAR. HE PREVIOUSLY HAD WORKED AS A SENIOR QUANTITATIVE ANALYST WITH A MAJOR INVESTMENT MANAGEMENT FIRM. MR. KIHN HAS A BACHELOR'S DEGREE IN ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, BERKELEY, A MASTER'S DEGREE IN BUSINESS ECONOMICS FROM THE UNIVERSITY OF CALIFORNIA, SANTA BARBARA, AND A DOCTORATE DEGREE IN ACCOUNTING AND FINANCE FROM THE LONDON SCHOOL OF ECONOMICS.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS(R) ORIGINAL RESEARCH(SM), A COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

OBJECTIVE:               SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                         FEDERAL INCOME TAXES AS IS CONSISTENT WITH PRUDENT
                         INVESTING AND PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS:   DECEMBER 29, 1986

CLASS INCEPTION:         CLASS A  SEPTEMBER 7, 1993
                         CLASS B  DECEMBER 29, 1986
                         CLASS C  JANUARY 3, 1994

SIZE:                    $388.9 MILLION NET ASSETS AS OF MARCH 31, 1999

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-year period ended March 31, 1999)

           MFS Municipal       Lehman Brothers
            Income Fund           Municipal
             - Class B           Bond Index
----------------------------------------------
3/94          $10,000             $10,000
3/95           10,532              10,743
3/96           11,151              11,644
3/97           11,535              12,279
3/98           12,776              13,593
3/99           13,336              14,445

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended March 31, 1999)

           MFS Municipal       Lehman Brothers
            Income Fund           Municipal
             - Class B           Bond Index
----------------------------------------------
3/89          $10,000             $10,000
3/91           11,463              12,076
3/93           13,989              14,946
3/95           14,995              16,428
3/97           16,423              18,777
3/99           18,987              22,089


AVERAGE ANNUAL TOTAL RETURNS THROUGH MARCH 31, 1999

CLASS A


                                       1 Year   3 Years   5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return            +5.16%    +6.97%    +6.81%      +7.13%
--------------------------------------------------------------------------------
SEC Results                            +0.17%    +5.25%    +5.77%      +6.61%
--------------------------------------------------------------------------------

CLASS B

                                       1 Year   3 Years   5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return            +4.38%    +6.15%    +5.93%      +6.62%
--------------------------------------------------------------------------------
SEC Results                            +0.39%    +5.25%    +5.61%      +6.62%
--------------------------------------------------------------------------------

CLASS C

                                       1 Year   3 Years   5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average Annual Total Return            +4.37%    +6.20%    +5.99%      +6.65%
--------------------------------------------------------------------------------
SEC Results                            +3.37%    +6.20%    +5.99%      +6.65%
--------------------------------------------------------------------------------

COMPARATIVE INDICES

                                       1 Year   3 Years   5 Years  10 Years/Life
--------------------------------------------------------------------------------
Average general municipal debt fund*   +4.87%    +6.73%    +6.81%      +7.67%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index** +6.27%    +7.45%    +7.63%      +8.25%
--------------------------------------------------------------------------------
 * Source: Lipper Analytical Services, Inc.
** Source: Wiesenberger(R).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, along with B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

A and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MARCH 31, 1999

QUALITY RATINGS
Source: Standard & Poor's and Moody's

"AAA"               49.9%
"AA"                11.9%
"A"                  4.6%
"BBB"               13.1%
"BB"                 1.3%
"B"                  1.1%
Not Rated           18.1%

The portfolio is actively managed, and holdings are subject to change.

PORTFOLIO OF INVESTMENTS -- March 31, 1999

Municipal Bonds - 98.5%
-----------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)           VALUE
-----------------------------------------------------------------------------------------------
General Obligation - 15.9%
  Anchorage, AK, FGIC, 5.125s, 2014                                     $ 1,640    $  1,670,914
  Bethlehem, PA, Area School District, FGIC, 5s, 2015                     3,270       3,303,779
  Chicago, IL, Board of Education, AMBAC, 0s, 2015                        1,500         642,375
  Crowley, TX, Independent School District, Capital
    Appreciation, FGIC, 0s, 2015                                          3,690       1,625,334
  Cypress-Fairbanks, TX, Independent School District,
    PSF, 5.125s, 2017                                                     3,300       3,324,882
  Denver, CO, City & County School District, FGIC, 5.5s, 2013             2,000       2,151,180
  Denver, CO, City & County School District, FGIC, 5.5s, 2014             2,000       2,142,440
  Detroit, MI, City School District, 5.375s, 2014                         3,905       4,117,861
  Detroit, MI, MBIA, 5s, 2018                                             4,800       4,770,672
  Harris County, TX, Capital Appreciation Refunding, MBIA, 0s, 2016       8,000       3,294,960
  Houston, TX, Independent School District, PSF, 6.679s, 2017             2,325       2,409,979
  Katy, TX, Independent School District, PSF, 5.125s, 2012                1,815       1,871,973
  Nazareth, PA, Area School District, FGIC, 5s, 2017                      3,180       3,175,866
  New Orleans, LA, AMBAC, 0s, 2015                                        3,000       1,326,480
  New York City, NY, 8.2s, 2003                                             590         661,089
  New York City, NY, 7.5s, 2008                                           1,350       1,487,093
  Northwest Texas Independent School District, AMBAC, 0s, 2011            3,000       1,671,630
  Philadelphia, PA, FGIC, 5.125s, 2013                                    4,000       4,113,120
  Philadelphia, PA, FSA, 5.25s, 2013                                      1,000       1,043,890
  San Antonio, TX, 5s, 2020(S)(S)                                           700         666,841
  Shelby County, TN, 0s, 2013                                             3,000       1,517,280
  State of Texas, 7.625s, 2018                                           14,405      14,783,131
                                                                                   ------------
                                                                                   $ 61,772,769
-----------------------------------------------------------------------------------------------
State and Local Appropriation - 1.7%
  Chicago, IL, Public Building Commission Rev., 7.137s, 2016(++)        $ 1,500    $  1,619,220
  Chicago, IL, Public Building Commission Rev., 7.137s, 2017(++)          1,250       1,340,525
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2008                                          235         251,229
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.75s, 2020                                           290         304,039
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.5s, 2021                                            205         220,254
  Philadelphia, PA, Regional Port Authority Lease Rev.,
    MBIA, 8.77s, 2020(++)                                                 2,500       2,943,750
                                                                                   ------------
                                                                                   $  6,679,017
-----------------------------------------------------------------------------------------------

Refunded and Special Obligations - 11.9%
  Adams County, CO, Single Family Mortgage Rev., 8.875s, 2011           $ 2,510    $  3,478,207
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.125s, 2000                                                   860         940,978
  Chapel Hill, NC, Parking Facilities Rev. (Rosemary
    Street), 8.25s, 2000                                                  1,000       1,096,150
  Clermont County, OH, Hospital Facilities Rev. (Mercy
    Health Systems), AMBAC, 9.996s, 2001(++)                              1,500       1,769,610
  Denver, CO, City & County Airport Rev., 8.75s, 2001                     1,260       1,439,651
  Massachusetts Industrial Finance Agency, Tunnel Rev.
    (Mass. Turnpike), 9s, 2000                                            2,760       3,028,658
  Massachusetts Water Resources Authority, 7.625s, 2000                   2,000       2,125,000
  New York City, NY, 8.2s, 2001                                           4,410       4,976,641
  New York City, NY, 8.25s, 2001                                          4,140       4,677,082
  New York Medical Care Facilities Finance Agency (Mental
    Health Services), 7.875s, 2000                                        1,180       1,272,807
  New York Urban Development Corp. (Correctional
    Facilities), 7.3s, 2002+                                              2,340       2,599,436
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2004                                              3,000       2,500,800
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2005                                              1,800       1,435,806
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2009                                              6,750       4,460,805
  San Joaquin Hills, CA, Transportation Corridor Agency,
    Toll Road Rev., 0s, 2014                                              5,000       2,468,500
  Savannah, GA, Economic Development Authority, 0s, 2021                  6,125       1,772,453
  Texas Turnpike Authority (Houston Ship Channel Bridge),
    12.625s, 2002                                                         3,000       3,846,420
  Torrance, CA, Hospital Rev., 6.875s, 2015                               1,650       1,773,139
  Washington Public Power Supply System Rev. (Nuclear
    Project #1), 14.375s, 2001                                              600         677,328
                                                                                   ------------
                                                                                   $ 46,339,471
-----------------------------------------------------------------------------------------------
Airport and Port Revenue - 13.3%
  Alaska International Airport Rev., AMBAC, 5s, 2019                    $ 2,000    $  1,935,180
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (American Airlines), 7.875s, 2025                     3,500       3,748,815
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.4s, 2018                         1,880       1,941,250
  Chicago, IL, O'Hare International Airport, Special
    Facilities Rev. (United Airlines), 8.85s, 2018                        8,735       9,565,349
  Cleveland, OH, Airport Special Facilities Rev.
    (Continental Airlines), 5.7s, 2019(S)(S)                              1,000         978,390
  Cleveland, OH, Airport Special Facilities Rev.
    (Continental Airlines), 9s, 2019+                                     4,300       4,540,843
  Connecticut Airport Rev. (Bradley International
    Airport), FGIC, 7.65s, 2012                                           1,000       1,161,970
  Dallas-Fort Worth, TX, International Airport (American
    Airlines), 7.5s, 2025                                                 5,000       5,324,150
  Denver, CO, City & County Airport Rev., 8.75s, 2023                     3,490       3,894,735
  Hawaii Airports Systems Rev., FGIC, 7.5s, 2020                          5,350       5,669,021
  Hillsborough County, FL, Aviation Authority Rev. (US Air),
    8.6s, 2022                                                            2,000       2,219,580
  Kenton County, KY, Airport Board Special Facilities
    (Delta Airlines), 7.5s, 2020                                          1,000       1,087,530
  Louisville & Jeff County, KY, Regional Airport
    Authority, "A", MBIA, 6.5s, 2017                                      3,000       3,404,370
  Tulsa, OK, Municipal Airport Trust Rev. (American
    Airlines), 7.375s, 2020                                               3,500       3,723,860
  Wayne County, MI, Charter Airport Rev. (Detroit
    Metropolitan Wayne County), MBIA, 5s, 2022                            2,700       2,616,273
                                                                                   ------------
                                                                                   $ 51,811,316
-----------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 11.3%
  Austin, TX, Utility Systems Rev., AMBAC, 0s, 2010                     $ 7,500    $  4,404,225
  Austin, TX, Utility Systems Rev., AMBAC, 6.75s, 2011                    3,325       4,009,484
  Chicago, IL, Gas Supply Rev. (People's Gas), 8.1s, 2020                 2,000       2,130,920
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.375s, 2016                                                          2,000       2,334,100
  Georgia Municipal Electric Power Authority Rev., MBIA,
    6.5s, 2020                                                            7,350       8,731,947
  Intermountain Power Agency, UT, Refunding Series A,
    MBIA, 5s, 2019                                                        2,050       2,013,961
  Long Island , NY, Power Authority Rev., FSA, 5.125s, 2016               2,500       2,536,000
  Midland, MI, Environmental Development Authority,
    Pollution Control Rev. (Midland Cogeneration), 9.5s, 2009             2,000       2,139,900
  North Carolina Eastern Municipal Power Agency, MBIA, 7s, 2007           3,250       3,799,283
  Pima County, AZ, Industrial Development Authority
    (Tuscon Electric Power Co.), 6s, 2029                                 1,000         997,430
  Pittsylvania County, VA, Industrial Development
    Authority Rev., 7.5s, 2014                                            6,000       6,559,260
  San Antonio, TX, Electricity and Gas Rev., 5s, 2018                     2,500       2,463,700
  Washington Public Power Supply System Rev., BIGI, 0s, 2013              4,000       1,980,800
                                                                                   ------------
                                                                                   $ 44,101,010
-----------------------------------------------------------------------------------------------
Health Care Revenue - 4.6%
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.25s, 2001                           $    65    $     64,260
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 7.75s, 2006                               140         135,927
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.125s, 2016                              505         480,714
  Bell County, TX, Health Facilities Development Corp.
    (Advanced Living Technology), 8.5s, 2026                              1,130       1,071,828
  Bell County, TX, Health Facilities Development Corp.
    (Kings Daughters Hospital), 9.25s, 2008                               1,410       1,465,455
  Gadsden County, FL, Industrial Development Authority
    (RHA/FLA Properties), 10.45s, 2018                                    1,870       1,892,702
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.25s, 2014                                  400         394,500
  Indiana Health Facilities Financing Authority, Hospital
    Rev. (Riverview Hospital), 5.5s, 2019                                   650         647,556
  Indiana Health Facilities Financing Authority Rev.
    (Metro Health/Indiana, Inc.), 6.3s, 2023                              1,250       1,247,763
  Louisiana Public Facilities Authority (Southwest
    Medical Center), 11s, 2006                                            1,256         213,440
  Massachusetts Health & Educational Facilities Authority
    Rev., Obligation Group A (Caritas Christi), 5.7s, 2015                1,000       1,004,600
  Millbrae, CA, Residential Facility (Magnolia Of
    Millbrae), 7.375s, 2027                                               1,000       1,072,120
  New Hampshire Business Finance Authority, Health Care
    Facilities Rev. (Metropolitian Health Foundation,
    Inc.), 6.55s, 2028                                                    1,000         999,200
  Ohio County, WV, County Commission Health System (Ohio
    Valley Medical Center), 5.75s, 2013                                   1,000         993,080
  Stillwater, OK, Medical Center Authority (Stillwater
    Medical Center), 6.5s, 2019                                           1,000       1,077,850
  Tennessee Veterans Home Board Rev. (Humboldt), 6.75s, 2021              1,000       1,101,390
  Virginia Beach, VA, Virginia Develpment Authority
    Health Care Facilities Rev. (Sentara Health Systems),
    5.25s, 2013                                                           4,000       4,125,960
                                                                                   ------------
                                                                                   $ 17,988,345
-----------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.8%
  Burns Habor, IN, Solid Waste Disposal Facilities Rev.
    (Bethlehem Steel), 8s, 2024                                         $ 3,000    $  3,308,850
  Carbon County, UT, Solid Waste Disposal Rev. (Laidlaw
    Environmental), 7.45s, 2017                                           2,500       2,757,025
  East Chicago, IN, Exempt Facilities Rev. (Inland Steel
    Co.), 6.7s, 2012                                                      2,070       2,295,858
  Erie County, PA (International Paper), 7.875s, 2016                     1,200       1,281,180
  Lake Charles, LA, Harbor & Terminal District Port
    (Occidental Petroleum), 7.2s, 2020                                    1,000       1,096,980
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.4s, 2026                                   5,150       5,677,102
  Navajo County, AZ, Industrial Development Authority
    (Stone Container Corp.), 7.2s, 2027                                   1,000       1,100,560
  Northampton County, PA, Industrial Development
    Authority (Bethlehem Steel), 7.55s, 2017                              1,200       1,308,252
  Onondaga County, NY Industrial Development Agency,
    Refunding Solvay Paperboard Llc Project, 6.8s, 2014                   1,000       1,038,080
  Port of New Orleans, LA (Avondale Industries), 8.5s, 2014               1,975       2,225,825
  Port of New Orleans, LA (Continental Grain Co.), 7.5s, 2013             1,000       1,062,900
  Virginia Peninsula Ports Authority Rev. (Zeigler Coal),
    6.9s, 2022                                                            1,250       1,251,313
  West Side Calhoun County, TX, Navigation District
    (Union Carbide), 8.2s, 2021                                           2,000       2,162,580
                                                                                   ------------
                                                                                   $ 26,566,505
-----------------------------------------------------------------------------------------------
Insured Health Care Revenue -- 6.1%
  Henrico County, VA, Industrial Development Authority
    Rev. (Bon Secours), FSA, 8.339s, 2027(++)                           $ 5,000    $  6,363,150
  Illinois Health Facilities Authority Rev. (Alexian
    Brothers Health Systems), FSA, 5s, 2019                               1,000         975,380
  Jefferson County, KY, Hospital Rev., MBIA, 9.344s, 2014(++)             1,500       1,805,230
  Jefferson Parish, LA, Hospital Services, District No. 2
    Hospital Rev., FSA, 5.25s, 2014                                       4,085       4,217,599
  Maryland Health & Higher Educational Facilities
    Authority Rev. (Medlantic/Helix), AMBAC, 5.25s, 2014                  4,225       4,382,508
  Mississippi Hospital Equipment & Facilities Authority
    Rev. (Rush Medical Foundation), Connie Lee, 6.7s,
    2018                                                                  1,000       1,081,210
  Montgomery, AL, Special Care Facilities Financing
    Authority Rev. (Baptist Health), MBIA, 5.25s, 2014                    1,880       1,947,078
  Rio Grande Valley, TX, Health Facilities Development
    Corp., MBIA, 8.275s, 2015(++)                                         2,800       3,070,760
                                                                                   ------------
                                                                                   $ 23,842,915
-----------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.6%
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                            $ 1,000    $  1,150,450
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 7.25s, 2027                                                610         649,254
  Austin, TX, Housing Finance Corp. (Woodland Heights
    Apartments), 10s, 2027                                                  380         391,054
  Colorado Housing Finance Authority, FHA, 8.3s, 2023                     2,750       2,931,995
  Eaglebend, CO, Affordable Housing Corp., 6.2s, 2012                     1,000       1,056,450
  Pennsylvania Housing Finance Agency, 7.6s, 2013                         1,000       1,062,700
  Ridgeland, MS, Urban Renewal Housing Rev. (Northbrook I
    & III Apartments), 6.15s, 2019                                        1,250       1,239,812
  Texas Department of Housing & Community Affairs, 10s, 2026              2,285       2,353,527
  Vermont Housing Finance Agency, 8.375s, 2020                            2,600       2,676,128
  Wisconsin Housing & Economic Development Authority,
    7.2s, 2013                                                            4,000       4,259,760
                                                                                   ------------
                                                                                   $ 17,771,130
-----------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.9%
  Metropolitan Pier & Exposition Authority, IL, MBIA, 0s, 2016          $ 8,400    $  3,517,668
-----------------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.4%
  Chicago, IL, Residential Mortgage Rev., MBIA, 0s, 2009                $ 2,120    $  1,025,190
  Colorado Housing Finance Authority, 7.4s, 2027                            390         427,850
  Colorado Housing Finance Authority, 6.875s, 2028                        1,000       1,104,270
  Cook County, IL, Single Family Mortgage Rev., 0s, 2015                  4,055         693,283
  De Kalb, IL, Single Family Mortgage Rev., GNMA, 7.45s, 2009               140         152,331
  Kentucky Housing Corp., FHA, 7.45s, 2023                                3,340       3,495,577
  Mississippi Home Corp., GNMA, 7.1s, 2023                                  494         524,567
  Mississippi Home Corp., GNMA, 5s to 1999, 6.35s to 2030                 1,305       1,408,043
  New Hampshire Housing Finance Authority, 7.2s, 2010                     4,665       4,919,383
  Tennessee Housing Development Agency, 0s, 2017                          3,445       1,217,945
  Utah Housing Finance Agency, GNMA, 8.625s, 2019                           250         255,377
  Utah Housing Finance Agency, FHA, 9.125s, 2019                             10          10,423
  Utah Housing Finance Agency, FHA, 9.25s, 2019                              25          26,035
  Utah Housing Finance Agency, FHA, 6.3s, 2028                            1,890       1,987,694
                                                                                   ------------
                                                                                   $ 17,247,968
-----------------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%
  Hudson County, NJ, Solid Waste System Rev., 5.9s, 2015                $ 1,000    $  1,000,550
-----------------------------------------------------------------------------------------------
Student Loan Revenue - 1.8%
  Pennsylvania State Higher Educational Assistance
    Agency, AMBAC, 10.149s, 2026(++)                                    $ 5,500    $  6,786,175
-----------------------------------------------------------------------------------------------
Turnpike Revenue - 5.9%
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2012                                            $ 5,000    $  4,238,400
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2013                                              5,000       4,305,300
  Foothill/Eastern Transportation Corridor Agency, CA,
    Toll Road Rev., 0s, 2030                                              5,000         965,850
  Indiana Transportation Finance Authority Highway,
    Highway Rev., AMBAC, 0s, 2018                                         5,250       1,957,515
  New Hampshire Turnpike Systems Rev., FGIC, 5s, 2015                     2,185       2,199,902
  New Hampshire Turnpike Systems Rev., FGIC, 5.125s, 2018                 1,215       1,220,504
  New Jersey Turnpike Authority Rev., MBIA, 6.5s, 2016                    1,450       1,721,991
  New York Thruway Authority, Highway & Bridge, FGIC,
    5.125s, 2015                                                          4,000       4,079,480
  Southeastern Pennsylvania Transportation Authority,
    Special Rev., FGIC, 5.25s, 2013                                       1,000    $  1,043,760
  Southeastern Pennsylvania Transportation Authority,
    Special Rev., FGIC, 5.25s, 2015                                       1,000       1,032,720
                                                                                   ------------
                                                                                   $ 22,765,422
-----------------------------------------------------------------------------------------------
Universities - 2.7%
  Illinois Education and Facilities Authority, 8.75s, 2015              $    60    $     60,785
  Indiana Educational Facilities Authority Rev. (Depaul
    University), 5.1s, 2013                                               1,565       1,587,020
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                                  2,000       2,184,200
  New Hampshire Higher Education & Health Facilities
    Authority Rev. (New Hampshire College), 6.375s, 2027                  1,435       1,501,383
  St. Joseph County, IN, Educational Facilities Rev.
    (University of Notre Dame), 6.5s, 2026                                1,000       1,214,140
  Texas Southern University Rev., AMBAC, 5.125s, 2015                     2,310       2,336,958
  Texas Southern University Rev., Texas Public Finance
    Authority, AMBAC, 5.125s, 2015                                        1,700       1,719,839
                                                                                   ------------
                                                                                   $ 10,604,325
-----------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.6%
  Honolulu, HI, City & County Wastewater Systems Rev.,
    FGIC, 5.25s, 2014                                                   $ 3,265    $  3,355,800
  Massachusetts Water Resources Authority, 6.5s, 2019                     7,495       8,808,873
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2017            2,300         909,167
  Pittsburgh, PA, Water & Sewer Authority Rev., FGIC, 0s, 2018            2,300         854,657
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2008                                                       2,100       1,380,624
  Salt Lake County, UT, Water Conservancy District Rev.,
    AMBAC, 0s, 2009                                                       3,800       2,363,638
                                                                                   ------------
                                                                                   $ 17,672,759
-----------------------------------------------------------------------------------------------
Other - 1.7%
  Illinois State Dedicated Tax (Civic Center), AMBAC, 0s, 2016          $ 5,000    $  2,041,500
  Iowa Finance Authority Community Provider Rev. (Boys &
    Girls Home), 6.25s, 2028                                                500         492,585
  Louisiana Stadium & Expo District, Hotel Occupancy Tax
    & Stadium Rev., FGIC, 5.25s, 2013                                     1,340       1,394,793
  Martha's Vineyard, MA, Land Bank (Land Acquisition),
    8.125s, 2011                                                          1,600       1,758,912
  Massachusetts Health & Education Facilities Authority
    (Learning Center for Deaf Children), 9.25s, 2014                        900         932,949
                                                                                   ------------
                                                                                   $  6,620,739
-----------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $351,189,094)                              $383,088,084
-----------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.9%
-----------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)           VALUE
-----------------------------------------------------------------------------------------------
  District of Columbia, due 04/01/99                                    $ 2,300    $  2,300,000
  East Baton Rouge, LA, Pollution Control Rev. (Exxon
    Corp.), due 04/01/99                                                    700         700,000
  Lincoln County, WY, Pollution Control Rev. (Exxon Corp.),
    due 04/01/99                                                            300         300,000
-----------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                               $  3,300,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $354,489,094)                                  $386,388,084
Other Assets, Less Liabilities - 0.6%                                                 2,504,957
-----------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                $388,893,041
-----------------------------------------------------------------------------------------------
     + Restricted security.
  (++) Inverse floating rate security.
(S)(S) When-issued security. At March 31, 1999, the Fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
MARCH 31, 1999
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $354,489,094)      $386,388,084
  Receivable for Fund shares sold                               1,413,511
  Receivable for investments sold                               3,790,395
  Interest receivable                                           6,203,371
  Other assets                                                      5,093
                                                             ------------
      Total assets                                           $397,800,454
                                                             ------------
Liabilities:
  Payable to custodian                                       $      2,746
  Distribution payable                                            720,431
  Payable for Fund shares reacquired                            3,057,713
  Payable for investments purchased                             3,236,409
  Payable for when-issued investments purchased                 1,706,983
  Payable to affiliates -
    Management fee                                                  2,952
    Shareholder servicing agent fee                                 1,190
    Distributions and service fee                                   6,183
    Administrative fee                                                159
  Accrued expenses and other liabilities                          172,647
                                                             ------------
      Total liabilities                                      $  8,907,413
                                                             ------------
Net assets                                                   $388,893,041
                                                             ============
Net assets consist of:
  Paid-in capital                                            $354,925,576
  Unrealized appreciation on investments                       31,898,990
  Accumulated net realized gain on investments                  1,464,837
  Accumulated undistributed net investment income                 603,638
                                                             ------------
      Total                                                  $388,893,041
                                                             ============
Shares of beneficial interest outstanding                     43,336,297
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $215,858,071 / 24,068,097 shares of
     beneficial interest outstanding)                          $ 8.97
                                                               ======
  Offering price per share (100 / 95.25)                       $ 9.42
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $140,870,770 / 15,689,509 shares of
     beneficial interest outstanding)                          $ 8.98
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $32,164,200 / 3,578,691 shares of
     beneficial interest outstanding)                          $ 8.99
                                                               ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-----------------------------------------------------------------------------
YEAR ENDED MARCH 31, 1999
-----------------------------------------------------------------------------
Net investment income:
  Interest income                                                $ 24,392,691
                                                                 ------------

  Expenses -

    Management fee                                               $  2,701,406
    Trustees' compensation                                             39,618
    Shareholder servicing agent fee                                   426,384
    Distribution and service fee (Class A)                            492,877
    Distribution and service fee (Class B)                          1,554,223
    Distribution and service fee (Class C)                            264,345
    Administrative fee                                                 47,527
    Custodian fee                                                     133,134
    Printing                                                           57,068
    Postage                                                            41,239
    Auditing fees                                                      34,580
    Legal fees                                                          5,158
    Miscellaneous                                                     179,242
                                                                 ------------
      Total expenses                                             $  5,976,801
    Fees paid indirectly                                              (87,621)
    Reduction of expenses by investment adviser and distributor      (487,190)
                                                                 ------------
      Net expenses                                               $  5,401,990
                                                                 ------------
        Net investment income                                    $ 18,990,701
                                                                 ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 11,584,528
    Futures contracts                                                 349,756
                                                                 ------------
        Net realized gain on investments                         $ 11,934,284
                                                                 ------------
  Change in unrealized appreciation (depreciation)
    Investments                                                  $(13,165,837)
    Futures contracts                                                  36,762
                                                                 ------------
      Net unrealized loss on investments                         $(13,129,075)
                                                                 ------------
        Net realized and unrealized loss on investments          $ (1,194,791)
                                                                 ------------
          Increase in net assets from operations                 $ 17,795,910
                                                                 ============

See notes to financial statements

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                            1999                1998
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $ 18,990,701        $ 19,617,268
  Net realized gain on investments                            11,934,284           4,108,957
  Net unrealized gain (loss) on investments                  (13,129,075)         17,549,457
                                                            ------------        ------------
    Increase in net assets from operations                  $ 17,795,910        $ 41,275,682
                                                            ------------        ------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $(10,453,353)       $ (9,235,834)
  From net investment income (Class B)                        (7,052,099)         (9,293,144)
  From net investment income (Class C)                        (1,199,356)           (919,039)
                                                            ------------        ------------
    Total distributions declared to shareholders            $(18,704,808)       $(19,448,017)
                                                            ------------        ------------

Net increase (decrease) in net assets from Fund share
  transactions                                              $  6,604,815        $(35,966,457)
                                                            ------------        ------------
    Total increase (decrease) in net assets                 $  5,695,917        $(14,138,792)
Net assets:
  At beginning of period                                     383,197,124         397,335,916
                                                            ------------        ------------
  At end of period (including accumulated undistributed
    net investment income of $603,638 and $314,288,
    respectively)                                           $388,893,041        $383,197,124
                                                            ============        ============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                1999              1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS A
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 8.99            $ 8.50           $ 8.62           $ 8.56           $ 8.56
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.47            $ 0.48           $ 0.49           $ 0.51           $ 0.50
  Net realized and unrealized gain (loss)
    on investments                                 (0.02)             0.49            (0.12)            0.05             0.02
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.45            $ 0.97           $ 0.37           $ 0.56           $ 0.52
                                                  ------            ------           ------           ------           ------

Less distributions declared to
  shareholders -
  From net investment income                      $(0.47)           $(0.48)          $(0.49)          $(0.50)          $(0.52)
  In excess of net investment income                --                --               --              (0.00)+           --
  In excess of net realized gain on
    investments                                     --                --               --               --              (0.00)+
                                                  ------            ------           ------           ------           ------

      Total distributions declared to
        shareholders                              $(0.47)           $(0.48)          $(0.49)          $(0.50)          $(0.52)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.97            $ 8.99           $ 8.50           $ 8.62           $ 8.56
                                                  ======            ======           ======           ======           ======
Total return(+)                                    5.16%            11.61%            4.28%            6.81%            6.33%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.08%             1.23%            1.31%            1.28%            1.13%
  Net investment income                            5.35%             5.44%            5.75%            5.75%            6.20%
Portfolio turnover                                   31%               23%              30%              23%              25%
Net assets at end of period (000 omitted)       $215,858          $189,056         $152,039         $121,903          $25,270

  +  Per share amount was less than $0.01.
  #  Per share data is based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend dispersing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+)  Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)  The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.47            $ --             $ --             $ --             $ --
    Ratios (to average net assets):
      Expenses##                                   1.21%              --               --               --               --
      Net investment income                        5.22%              --               --               --               --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED MARCH 31,                                1999              1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.00            $ 8.51           $ 8.63           $ 8.57           $ 8.56
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.41            $ 0.42           $ 0.43           $ 0.43           $ 0.44
  Net realized and unrealized gain (loss)
    on investments                                 (0.02)             0.48            (0.13)            0.06             --
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.39            $ 0.90           $ 0.30           $ 0.49           $ 0.44
                                                  ------            ------           ------           ------           ------

Less distributions declared to
  shareholders -
  From net investment income                      $(0.41)           $(0.41)          $(0.42)          $(0.43)          $(0.43)
  In excess of net investment income                --                --               --              (0.00)+           --
                                                  ------            ------           ------           ------           ------

      Total distributions declared to
        shareholders                              $(0.41)           $(0.41)          $(0.42)          $(0.43)          $(0.43)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.98            $ 9.00           $ 8.51           $ 8.63           $ 8.57
                                                  ======            ======           ======           ======           ======
Total return                                       4.38%            10.77%            3.44%            5.87%            5.32%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.83%             1.98%            2.11%            2.13%            2.16%
  Net investment income                            4.59%             4.69%            4.95%            4.90%            5.15%
Portfolio turnover                                   31%               23%              30%              23%              25%
Net assets at end of period (000 omitted)       $140,871          $172,339         $226,138         $306,889         $412,965

  +  Per share amount was less than $0.01.
  #  Per share data is based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend dispersing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)  The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.40            $ --             $ --             $ --             $ --
    Ratios (to average net assets):
      Expenses##                                   1.96%              --               --               --               --
      Net investment income                        4.46%              --               --               --               --

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------

YEAR ENDED MARCH 31,                                1999              1998             1997             1996             1995
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $ 9.01            $ 8.52           $ 8.64           $ 8.57           $ 8.56
                                                  ------            ------           ------           ------           ------

Income from investment operations# -
  Net investment income(S)                        $ 0.41            $ 0.41           $ 0.43           $ 0.43           $ 0.44
  Net realized and unrealized gain (loss)
    on investments                                 (0.02)             0.49            (0.12)            0.07             0.01
                                                  ------            ------           ------           ------           ------
      Total from investment operations            $ 0.39            $ 0.90           $ 0.31           $ 0.50           $ 0.45
                                                  ------            ------           ------           ------           ------

Less distributions declared to
  shareholders -
  From net investment income                      $(0.41)           $(0.41)          $(0.43)          $(0.43)          $(0.44)
  In excess of net investment income                --                --               --              (0.00)+           --
                                                  ------            ------           ------           ------           ------

      Total distributions declared to
        shareholders                              $(0.41)           $(0.41)          $(0.43)          $(0.43)          $(0.44)
                                                  ------            ------           ------           ------           ------
Net asset value - end of period                   $ 8.99            $ 9.01           $ 8.52           $ 8.64           $ 8.57
                                                  ======            ======           ======           ======           ======
Total return                                       4.37%            10.75%            3.62%            5.94%            5.39%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                       1.81%             1.98%            2.06%            2.05%            2.09%
  Net investment income                            4.59%             4.69%            5.00%            4.95%            5.23%
Portfolio turnover                                   31%               23%              30%              23%              25%
Net assets at end of period (000 omitted)        $32,164           $21,802          $19,159          $16,504          $10,936

  +  Per share amount was less than $0.01.
  #  Per share data is based on average shares outstanding.
 ##  The Fund's expenses are calculated without reduction for fees paid indirectly. The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(S)  The investment adviser and/or distributor voluntarily waived a portion of their management fee and/or distribution fee, respectively, for certain of the periods indicated. If these fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                         $ 0.40            $ --             $ --             $ --             $ --
    Ratios (to average net assets):
      Expenses##                                   1.94%              --               --               --               --
      Net investment income                        4.46%              --               --               --               --

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Municipal Income Fund (the Fund) is a diversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Indexed Securities - The Fund may invest in indexed securities whose value may be linked to interest rates, commodities, indices or other financial indicators. Indexed securities are fixed-income securities whose proceeds at maturity (principal-indexed securities) or interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 1999, $3,457 and $147 were reclassified to accumulated undistributed net investment income and paid in capital, respectively, from accumulated net realized gain on investments due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.30% of average daily net assets and 6.43% of investment income. The investment adviser has voluntarily agreed to waive a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,981 for the year ended March 31, 1999, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Trustees. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $45,896 for the year ended March 31, 1999. Fees incurred under the distribution plan during the year ended March 31, 1999, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $30,001 and $705 for Class B and Class C shares, respectively, for the year ended March 31, 1999. Fees incurred under the distribution plan during the year ended March 31, 1999, were 1.00% of average daily net assets attributable to both Class B and Class C shares.

Certain Class A shares and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1999, were $0, $211,592, and $11,502 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $118,064,895 and $118,667,991, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $354,505,099
                                                                 ------------

Gross unrealized appreciation                                    $ 33,231,634
Gross unrealized depreciation                                      (1,348,649)
                                                                 ------------

    Net unrealized appreciation                                  $ 31,882,985
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                                          YEAR ENDED MARCH 31, 1999             YEAR ENDED MARCH 31, 1998
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                          17,940,018       $ 161,458,718        12,070,927       $ 106,632,791
Shares issued to shareholders
  in reinvestment of
  distributions                         656,208           5,905,944           550,723           4,890,595
Shares reacquired                   (15,559,589)       (140,049,954)       (9,471,742)        (83,631,135)
                                    -----------       -------------        ----------       -------------
    Net increase                      3,036,637       $  27,314,708         3,149,908       $  27,892,251
                                    ===========       =============        ==========       =============

Class B Shares
                                          YEAR ENDED MARCH 31, 1999             YEAR ENDED MARCH 31, 1998
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,719,464       $  15,505,630         1,479,892       $  13,073,953
Shares issued to shareholders
  in reinvestment of
  distributions                         438,965           3,957,222           585,567           5,182,707
Shares reacquired                    (5,619,360)        (50,627,988)       (9,482,528)        (83,714,203
                                     ----------       -------------        ----------       -------------
    Net decrease                     (3,460,931)      $ (31,165,136)       (7,417,069)      $ (65,457,543)
                                    ===========       =============        ==========       =============

Class C Shares
                                          YEAR ENDED MARCH 31, 1999             YEAR ENDED MARCH 31, 1998
                                -----------------------------------   -----------------------------------
                                         SHARES              AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                           1,793,587       $  16,187,441         1,245,893       $  10,996,941
Shares issued to shareholders
  in reinvestment of
  distributions                          85,755             773,910            89,791             789,466
Shares reacquired                      (721,227)         (6,506,108)       (1,164,337)        (10,187,572)
                                     ----------       -------------        ----------       -------------
    Net increase                      1,158,115       $  10,455,243           171,347       $   1,598,835
                                    ===========       =============        ==========       =============

(6) Line of Credit
The Fund and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended March 31, 1999, was $254.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Municipal Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Income Fund (one of the series constituting MFS Municipal Series Trust) as of March 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended March 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Income Fund at March 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 7, 1999

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2000, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1999.

FOR FEDERAL INCOME TAX PURPOSES, APPROXIMATELY 99% OF THE TOTAL DIVIDENDS PAID BY THE FUND FROM NET INVESTMENT INCOME DURING THE YEAR ENDED MARCH 31, 1999, IS DESIGNATED AS AN EXEMPT-INTEREST DIVIDEND.

MFS(R) MUNICIPAL INCOME FUND

TRUSTEES                                               SECRETARY
Richard B. Bailey* - Private Investor;                 Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                              ASSISTANT SECRETARY
                                                       James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                       CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac              State Street Bank and Trust Company
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School           AUDITORS
                                                       Deloitte & Touche LLP
The Hon. Sir J. David Gibbons, KBE - Chief
Executive Officer, Edmund Gibbons Ltd.;                INVESTOR INFORMATION
Chairman, Colonial Insurance Company, Ltd.             For MFS stock and bond market outlooks,
                                                       call toll free: 1-800-637-4458 anytime from
Abby M. O'Neill - Private Investor                     a touch-tone telephone.

Walter E. Robb, III - President and Treasurer,         For information on MFS mutual funds, call
Benchmark Advisors, Inc. (corporate financial          your financial adviser or, for an information
consultants); President, Benchmark                     kit, call toll free: 1-800-637-2929 any
Consulting Group, Inc. (office services)               business day from 9 a.m. to 5 p.m. Eastern
                                                       time (or leave a message anytime).
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,               INVESTOR SERVICE
MFS Investment Management                              MFS Service Center, Inc.
                                                       P.O. Box 2281
Jeffrey L. Shames* - Chairman, Chief                   Boston, MA 02107-9906
Executive Officer, and Director,
MFS Investment Management                              For general information, call toll free:
                                                       1-800-225-2606 any business day from
J. Dale Sherratt - President, Insight Resources,       8 a.m. to 8 p.m. Eastern time.
Inc. (acquisition planning specialists)
                                                       For service to speech- or hearing-impaired,
Ward Smith - Former Chairman (until 1994),             call toll free: 1-800-637-6576 any business
NACCO Industries (holding company)                     day from 9 a.m. to 5 p.m. Eastern time. (To
                                                       use this service, your phone must be equipped
INVESTMENT ADVISER                                     with a Telecommunications Device for the Deaf.)
Massachusetts Financial Services Company
500 Boylston Street                                    For share prices, account balances, and
Boston, MA 02116-3741                                  exchanges, call toll free: 1-800-MFS-TALK
                                                       (1-800-637-8255) anytime from a touch-tone
DISTRIBUTOR                                            telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                    WORLD WIDE WEB
Boston, MA 02116-3741                                  www.mfs.com

PORTFOLIO MANAGER
John P. Kihn*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*


*Affiliated with the Investment Adviser

                                                                ----------------
MFS(R) MUNICIPAL INCOME FUND                                        Bulk Rate
                                                                  U.S. Postage
[Logo]M F S(R)                                                        Paid
INVESTMENT MANAGEMENT                                                  MFS
  We invented the mutual fund(R)                                ----------------


500 Boylston Street
Boston, MA 02116-3741



(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                      MMI-2 5/99 17M 02/202/302